UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01530

Name of Registrant:	Vanguard Explorer Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2020—October 31, 2021

Item 1: Reports to Shareholders

Annual Report   |   October 31, 2021
Vanguard Explorer™ Fund

Contents
Your Fund’s Performance at a Glance	1
Advisors' Report	2
About Your Fund’s Expenses	8
Performance Summary	10
Financial Statements	12
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard Explorer Fund returned 46.27% for Investor Shares and 46.42% for Admiral Shares for the 12 months ended October 31, 2021. The fund outperformed its benchmark, the Russell 2500 Growth Index, which returned 37.12%.
•	The global economy continued to recover from the sharp pandemic-induced contraction in the spring of 2020. Countries that have been more successful in containing the virus have generally fared better economically. Swift, extensive fiscal and monetary support from policymakers has also been a key to the rebound. Even amid concerns toward the end of the fiscal year about inflation and the prospect of less accommodative monetary policy, stock returns for the period were excellent.
•	Growth stocks underperformed their value counterparts, while small- and mid-capitalization stocks surpassed large-caps.
•	Ten of the fund’s 11 sectors contributed positively to performance, with health care, financials, and materials producing the strongest results. Our stock selection in consumer discretionary detracted slightly.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	43.51%	22.01%	19.16%
Russell 2000 Index (Small-caps)	50.80	16.47	15.52
Russell 3000 Index (Broad U.S. market)	43.90	21.62	18.91
FTSE All-World ex US Index (International)	30.23	12.42	10.05
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.48%	5.63%	3.10%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.64	5.17	3.41
FTSE Three-Month U.S. Treasury Bill Index	0.05	1.08	1.12
CPI
Consumer Price Index	6.22%	3.03%	2.73%

Advisors’ Report
For the 12 months ended October 31, 2021, Vanguard Explorer Fund returned 46.27% for Investor Shares and 46.42% for Admiral Shares. It outperformed its benchmark, the Russell 2500 Growth Index, which returned 37.12%.
Your fund is managed by five independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The table on pages 6–7 lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies.
The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 12, 2021.
Wellington Management Company LLP
Portfolio Manager:
Daniel J. Fitzpatrick, CFA, Senior Managing
Director and Equity Portfolio Manager
During the 12 months ended October 31, 2021, small-capitalization stocks posted strong positive results, as measured by the Russell 2000 Index, and outperformed their large-cap counterparts.
Market performance was driven by broad macroeconomic factors, including accommodative monetary and fiscal policy, increasing COVID-19 vaccination rates, and strong demand for goods and services. However, volatility also remained elevated during the period, driven by investor concerns about rising inflation and interest rates, the pace of economic growth, and uncertainty about fiscal stimulus and the federal debt ceiling.
Our bottom-up stock selection contributed to results in 10 of 11 sectors, most notably in financials, information technology, and consumer discretionary. Strong stock selection was partially offset by weaker selection in health care. Sector allocation, a result of our selection process, also contributed to relative results. Our underweight to health care and overweights to industrials and financials contributed to relative returns. Our underweight to information technology partially detracted from results.
Western Alliance, a multi-bank holding company, was the top relative contributor during the 12 months. Shares ended the period higher as the stock price surged in the first quarter of 2021 after the company reported strong 2020 fourth-quarter earnings. Both loans and deposits showed robust growth, and net interest income beat consensus expectations on improving credit trends. Investors also viewed Western Alliance's acquisition of AmeriHome as helping future earnings.

LHC Group, a hospice and home health care services company, was the biggest detractor during the period. Shares declined sharply in the third quarter after the company reported earnings. Revenue missed consensus expectations, and the company faced increasing operating margin headwinds.
Management also noted mounting labor pressures in the industry, as the company tries to hire and retain clinicians amid staffing shortages. We continue to own the stock as we expect the company will continue to benefit from long-term structural trends, including greater demand for home health care and potential increased partnerships with hospitals.
We remain excited about the portfolio holdings and are confident that individual company fundamentals will be the key driver of returns over the long term, with the market ultimately rewarding those with high-quality management teams, competitive differentiation, and strong balance sheets.
ClearBridge Investments, LLC
Portfolio Managers:
Brian Angerame,Managing Director
Aram Green, Managing Director
Jeffrey Russell, CFA, Managing Director
Matthew Lilling, CFA, Director
The Russell 2500 Growth benchmark returned 37.12% during the extraordinary year ended October 31, 2021. Equities rose unabated after “Vaccine Monday” (November 9, 2020, when Pfizer and BioNTech reported the efficacy of their vaccine) until mid-February. The emergence of COVID-19 variants unsettled markets, which meandered during the balance of the fiscal year before closing at record highs
Against the backdrop of COVID-19 outbreaks, a number of fundamental trends created uncertainty for stocks. Positive factors included good earnings growth compared with a difficult 2020, benign interest rates, and strong vaccine effectiveness that enabled further reopening of the economy.
Negative influences included the unresolved U.S. fiscal situation and concomitant monetary and tax policy; shortages caused by supply chain problems, which resulted in inflation and surprise negative revisions; an overall slowing of macroeconomic growth; and events beyond U.S. borders such as Chinese regulatory policy, the massive debt problems that Chinese property company Evergrande faced, and the U.S. withdrawal from Afghanistan.
The portfolio’s health care, financial, and communication services investments contributed to outperformance relative to the benchmark. Cybersecurity leader Fortinet was the portfolio’s largest contributor, followed by SVB Financial and Etsy. A variety of companies that enable biopharmaceutical research and development contributed to the strong outperformance in health care.

We remain optimistic about the portfolio’s companies and are confident in their ability to steer through the myriad challenges that have confronted companies this year.
Stephens Investment Management Group, LLC
Portfolio Manager:
Ryan E. Crane, CFA,
Chief Investment Officer
The far-reaching ramifications of COVID-19 continued to dominate headlines and the market environment. While the first half of the 12 months under review was influenced most by the virus’ direct impact on the market and the economy, investors have been focused more recently on the second-order effects of supply chain disruptions and inflationary pressures.
We initially were well-prepared and quick to respond to the COVID-19 situation. As the public health situation improved with vaccine rollouts early in 2021, investors became increasingly enthusiastic about the economy’s reopening. Cyclical stocks, and those particularly hurt by the pandemic, rallied the most. Our bias toward high-quality, secular-growth stocks was a slight headwind initially. However, as the Delta variant slowed the recovery and as inflation started to increase, our positioning began to pay off.
Most of our relative outperformance came from health care—where we have avoided the unprofitable, early-stage biotechnology companies. Our exposure to life sciences companies generated strong returns. While we did very well in technology in absolute terms, it was difficult to keep up with returns. This was true particularly in the semiconductor industry, where shortages have driven much higher prices, even for commodity products.
We believe inflation is likely to persist longer than the market consensus is predicting, and the complex economic conditions we face today are likely to yield many investment opportunities.
Vanguard Quantitative Equity Group
Portfolio Manager:
Cesar Orosco, CFA
The world economy’s recovery from the 2020 pandemic-induced contraction was quicker than many had expected. Countries that have been better at containing the virus have generally been more successful economically. Quick, far-reaching support from policymakers has also been vital to the rebound.
Because the 12 months under review reflect the recovery in stocks following the sharp downturn at the start of the pandemic, results were excellent. The Russell 3000 Index, the benchmark for the entire U.S. stock market, returned 43.90% for the period. In the United States, where the fund concentrates its investments, small- and mid-capitalization stocks outpaced large-caps, and value stocks returned more than growth stocks.

Although it’s important to understand how overall performance is affected by such macroeconomic factors, our approach to investing focuses on several key characteristics, including high quality—healthy balance sheets and steady cash-flow generation; effective management decisions—sound investment policies that favor internal over external funding; consistent earnings growth—ability to grow earnings year after year; strong market sentiment—market confirmation of our view; and reasonable valuation—shares that are not overpriced. During the period, we added a sixth criterion, a defensive model that evaluates heavily shorted stocks, as this can signal concerns over future company prospects.
Using these six themes, we generate a daily composite stock ranking. We then monitor our portfolio based on those rankings and adjust when appropriate to maximize expected returns while minimizing exposure to risks that our research indicates don’t improve returns.
Over the 12 months ended October 31, 2021, our value, defensive, and growth models contributed to our relative performance, while our quality, sentiment (or momentum), and management decisions models detracted. Our positions in all 11 industry sectors contributed positively to performance on a relative basis. The strongest sector results were in information technology (IT), driven in part by strong stock selection in software companies. Selection in health care and materials was also strong.
At the stock level, top contributors included overweight positions in Atkore, in industrials; Workiva, Domo, and Atlassian, in IT; and Tenet Healthcare. Underweight positions in Plug Power, in industrials, and MongoDB and Entegris, in IT, detracted, as did overweight positions to Sarepta Therapeutics and Bluebird Bio in health care.
ArrowMark Partners
Portfolio Managers:
Chad Meade, Partner
Brian Schaub, CFA, Partner
Investment environment
At the start of the period, rising COVID-19 infection rates, shuttered economies, and U.S. presidential election-related anxiety made it difficult for the world to look to the future with optimism. However, growing optimism about a return to normalcy, accelerating COVID-19 vaccine distribution, and the passage of an additional $1.9 trillion U.S. relief package propelled U.S. equity markets to new highs during the first part of 2021. As the year progressed, investor optimism was overshadowed by worries about the emergence of new COVID-19 variants, supply chain constraints, labor shortages, and inflation
Successes and shortfalls
Our positions in information technology delivered the largest positive contribution to performance. Manufacturer ON Semiconductor and application software company J2 Global were beneficial.

Specific holdings in the consumer discretionary sector detracted from performance as used-car online platform Vroom and educational technology company 2U declined during the period.
Market environment
We believe the markets will remain focused on the pace of bond purchase tapering and the timeline for interest rate increases. With supply chains strained and consumer demand strong, future increases seem more likely than not. We believe a possible inflation spiral would introduce even more volatility into the markets and pressure some of the extreme valuations we see in the information technology and health care sectors.
Vanguard Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management Company LLP	35	8,823	Conducts research and analysis of individual companies to select stocks believed to have exceptional growth potential relative to their market valuations. Each stock is considered individually before purchase, and company developments are continually monitored for comparison with expectations for growth.
ClearBridge Investments, LLC	17	4,222	The firm seeks to invest in cash-generative, quality growth companies that are category leaders (or have the ability to become market leaders), and display capital allocation discipline aimed at fueling long-term sustainable growth. ClearBridge focuses on cash flow based metrics to value companies, as well as revenue or earnings multiples, relying on the most appropriate valuation metrics for each company. This approach aligns with the team’s style of investing in cash generative, quality growth companies. The research process is disciplined and collaborative, with each member of the team executing on a shared investment philosophy and process.
Stephens Investment Management Group, LLC	16	3,840	Employs a disciplined, bottom-up investment selection process that combines rigorous fundamental analysis with quantitative screening to identify companies with superior earnings growth potential. The approach screens for core growth stocks and for catalyst stocks. Core growth stocks have strong growth franchises, recurring revenue, and above-average growth rates; catalyst stocks are experiencing changes that could lead to accelerated earnings growth.
Vanguard Quantitative Equity Group	16	3,837	Employs a quantitative fundamental management approach, using models that assess valuation, growth prospects, management decisions, market sentiment, earnings and balance-sheet quality, and shorting intensity of companies as compared with their peers.

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
ArrowMark Partners	15	3,600	The firm employs a “risk-before-reward“ investment strategy and in-depth fundamental research to uncover companies that, in its opinion, can control environments. The portfolio managers start by identifying businesses with strong competitive advantages in industries with high barriers to entry and then narrow their focus to companies with large potential markets and high-quality business models focused on the future. Across this entire investment process, the team takes steps to deliver strong downside protection, resulting in a diversified portfolio of 75–100 stocks.
Cash Investments	1	346	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2021
	Beginning Account Value 4/30/2021	Ending Account Value 10/31/2021	Expenses Paid During Period
Based on Actual Fund Return
Explorer Fund
Investor Shares	$1,000.00	$1,053.30	$2.07
Admiral™ Shares	1,000.00	1,053.90	1.50
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.19	$2.04
Admiral Shares	1,000.00	1,023.74	1.48
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.40% for Investor Shares and 0.29% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Explorer Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 31, 2011, Through October 31, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Explorer Fund Investor Shares	46.27%	21.24%	16.00%	$44,123
Russell 2500 Growth Index	37.12	20.68	16.11	44,534
Dow Jones U.S. Total Stock Market Float Adjusted Index	44.07	18.87	16.04	44,284

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Explorer Fund Admiral Shares	46.42%	21.37%	16.15%	$223,510
Russell 2500 Growth Index	37.12	20.68	16.11	222,670
Dow Jones U.S. Total Stock Market Float Adjusted Index	44.07	18.87	16.04	221,419
See Financial Highlights for dividend information.

Explorer Fund
Fund Allocation
As of October 31, 2021
Communication Services	3.0%
Consumer Discretionary	13.4
Consumer Staples	2.6
Energy	1.4
Financials	8.8
Health Care	21.6
Industrials	19.5
Information Technology	22.8
Materials	2.1
Real Estate	3.0
Utilities	0.5
Other	1.3
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Explorer Fund
Financial Statements
Schedule of Investments
As of October 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (97.0%)
Communication Services (2.9%)
*	Live Nation Entertainment Inc.	1,313,389	132,849
*	Cinemark Holdings Inc.	3,792,861	71,306
	New York Times Co. Class A	1,253,184	68,411
*	Take-Two Interactive Software Inc.	291,712	52,800
*	Cargurus Inc.	1,359,118	45,585
*	Cardlytics Inc.	567,150	44,612
*	Match Group Inc.	262,641	39,601
*	IAC/InterActiveCorp.	242,443	36,941
	Warner Music Group Corp. Class A	730,951	36,175
	Electronic Arts Inc.	236,116	33,115
*	ZipRecruiter Inc. Class A	1,071,581	29,769
*	Bandwidth Inc. Class A	299,694	25,558
*	Roku Inc.	51,772	15,785
*	Iridium Communications Inc.	352,422	14,291
*	TechTarget Inc.	148,109	13,968
*	Playtika Holding Corp.	444,723	12,577
*	Yelp Inc. Class A	236,280	9,127
	Nexstar Media Group Inc. Class A	60,358	9,049
*	Zynga Inc. Class A	750,142	5,536
*	Madison Square Garden Sports Corp.	18,823	3,567
*,1	Skillz Inc. Class A	288,190	3,222
*,1	Gogo Inc.	151,515	2,464
	Sinclair Broadcast Group Inc. Class A	83,495	2,182
*	Clear Channel Outdoor Holdings Inc.	515,480	1,495
*	Globalstar Inc.	905,122	1,493
*	Magnite Inc.	47,752	1,291
*	EverQuote Inc. Class A	73,361	1,012
*	IDT Corp. Class B	19,546	945
*	AMC Networks Inc. Class A	18,335	730
*	WideOpenWest Inc.	32,919	627
			716,083
Consumer Discretionary (13.0%)
*	Burlington Stores Inc.	621,787	171,794
*	Under Armour Inc. Class C	6,355,040	119,983
*	Skyline Champion Corp.	1,796,396	113,748
		Shares	Market Value• ($000)
*	Ollie's Bargain Outlet Holdings Inc.	1,623,460	109,843
*	Etsy Inc.	436,405	109,402
*	Skechers USA Inc. Class A	2,276,139	105,180
	Steven Madden Ltd.	2,293,322	103,429
*,2	Houghton Mifflin Harcourt Co.	6,382,762	90,571
	Levi Strauss & Co. Class A	3,333,950	87,283
	Carter's Inc.	885,205	87,210
	Wingstop Inc.	504,337	86,983
*	Five Below Inc.	397,392	78,405
	Acushnet Holdings Corp.	1,519,598	77,408
*	Sally Beauty Holdings Inc.	4,773,796	72,848
	Hanesbrands Inc.	4,199,678	71,563
*	Deckers Outdoor Corp.	160,823	63,575
*	2U Inc.	2,104,407	62,164
*	frontdoor Inc.	1,608,336	59,959
*	Farfetch Ltd. Class A	1,518,293	59,532
*	Floor & Decor Holdings Inc. Class A	433,605	58,936
*	Chegg Inc.	959,487	57,032
	Papa John's International Inc.	412,257	51,153
*,1	Chewy Inc. Class A	652,029	49,424
*	Vroom Inc.	2,499,244	47,811
*	Revolve Group Inc.	636,740	47,781
	Domino's Pizza Inc.	95,090	46,496
*	Leslie's Inc.	2,234,927	46,218
*	Grand Canyon Education Inc.	560,264	44,653
*	Dollar Tree Inc.	400,682	43,178
*	National Vision Holdings Inc.	687,868	42,400
	Pool Corp.	79,423	40,916
	La-Z-Boy Inc.	1,217,401	40,466
*	Ulta Beauty Inc.	109,644	40,279
	Shutterstock Inc.	323,408	39,181
*	Purple Innovation Inc. Class A	2,013,377	38,858
	Ralph Lauren Corp. Class A	276,182	35,122
*	Callaway Golf Co.	1,228,772	33,238
*	RealReal Inc.	2,493,206	32,487
*	Petco Health & Wellness Co. Inc. Class A	1,300,002	32,149
	Garmin Ltd.	203,915	29,282
*	Bright Horizons Family Solutions Inc.	167,797	27,854

Explorer Fund
		Shares	Market Value• ($000)
*,1	Canada Goose Holdings Inc.	642,164	23,824
	Williams-Sonoma Inc.	123,852	23,003
	Polaris Inc.	189,907	21,830
*	Coursera Inc.	617,730	21,565
*	Crocs Inc.	123,883	20,001
*	Fox Factory Holding Corp.	114,943	18,500
*	Scientific Games Corp. Class A	230,325	18,438
	Tapestry Inc.	458,686	17,880
*	Sportradar Holding AG Class A	842,298	17,604
	Texas Roadhouse Inc. Class A	193,016	17,142
	Signet Jewelers Ltd.	186,120	16,598
	Tempur Sealy International Inc.	332,251	14,775
*	GameStop Corp. Class A	78,413	14,390
*	Boyd Gaming Corp.	219,803	14,019
	Wendy's Co.	538,600	12,011
*	Everi Holdings Inc.	461,549	11,077
	Rent-A-Center Inc.	202,316	10,775
*	Urban Outfitters Inc.	331,063	10,571
*	Abercrombie & Fitch Co. Class A	237,788	9,402
	Columbia Sportswear Co.	87,639	9,100
*	Dave & Buster's Entertainment Inc.	244,177	9,066
*	Gentherm Inc.	122,406	9,013
	Winnebago Industries Inc.	127,240	8,613
*	SeaWorld Entertainment Inc.	134,117	8,516
	H&R Block Inc.	357,561	8,249
*	Six Flags Entertainment Corp.	199,183	8,192
*	Tenneco Inc. Class A	603,877	8,013
*	Dine Brands Global Inc.	92,115	7,785
*	Overstock.com Inc.	81,089	7,722
*	Red Rock Resorts Inc. Class A	141,311	7,689
*	XPEL Inc.	101,115	7,675
*	Sleep Number Corp.	85,206	7,527
*	Brinker International Inc.	174,030	7,302
*	Children's Place Inc.	86,376	7,160
	PulteGroup Inc.	148,276	7,129
*	YETI Holdings Inc.	69,494	6,833
	Hibbett Inc.	88,082	6,821
	Churchill Downs Inc.	26,249	6,037
*	Master Craft Boat Holdings Inc.	194,458	5,208
	Oxford Industries Inc.	55,745	5,169
*	Stitch Fix Inc. Class A	146,469	5,068
	Caleres Inc.	195,485	4,508
*	Tri Pointe Homes Inc.	185,793	4,494
*	Ruth's Hospitality Group Inc.	227,403	4,398
	Jack in the Box Inc.	43,836	4,338
*	Sonos Inc.	132,861	4,334
*	American Axle & Manufacturing Holdings Inc.	466,464	4,236
	Buckle Inc.	91,762	3,819
*	Perdoceo Education Corp.	354,118	3,761
*	Boot Barn Holdings Inc.	32,689	3,416
*	Lumber Liquidators Holdings Inc.	181,642	3,284
	Century Communities Inc.	40,327	2,704
		Shares	Market Value• ($000)
	Wolverine World Wide Inc.	77,576	2,573
	Standard Motor Products Inc.	49,905	2,391
*	Academy Sports & Outdoors Inc.	54,150	2,317
*	Visteon Corp.	20,235	2,290
*	Neogames SA	59,624	2,215
*	Kirkland's Inc.	90,271	2,029
*	MarineMax Inc.	37,308	1,932
*	RH	2,820	1,860
	Shoe Carnival Inc.	49,873	1,689
*	Chico's FAS Inc.	287,524	1,570
*	Citi Trends Inc.	19,885	1,538
*	Golden Entertainment Inc.	29,044	1,509
*	Bloomin' Brands Inc.	63,915	1,382
*	Vivint Smart Home Inc.	152,159	1,380
*	Red Robin Gourmet Burgers Inc.	67,430	1,340
	Aaron's Co. Inc.	55,989	1,310
*	Cheesecake Factory Inc.	32,135	1,306
	Vail Resorts Inc.	3,554	1,225
*	Lovesac Co.	14,860	1,159
	Gentex Corp.	31,593	1,118
*	Groupon Inc. Class A	42,614	904
	Patrick Industries Inc.	10,262	800
*	Dorman Products Inc.	7,510	784
*	Malibu Boats Inc. Class A	9,402	664
*	Funko Inc. Class A	39,011	639
*	WW International Inc.	19,685	342
			3,214,644
Consumer Staples (2.5%)
*	Performance Food Group Co.	2,542,278	114,987
*	BJ's Wholesale Club Holdings Inc.	1,666,239	97,375
*	Nomad Foods Ltd.	3,504,711	95,433
	Nu Skin Enterprises Inc. Class A	1,824,547	73,256
	Casey's General Stores Inc.	266,643	51,073
	MGP Ingredients Inc.	549,568	35,288
*	Olaplex Holdings Inc.	888,230	24,790
	Coca-Cola Consolidated Inc.	58,182	23,354
*	Darling Ingredients Inc.	197,045	16,654
*	Herbalife Nutrition Ltd.	341,214	15,832
*	Oatly Group AB ADR	967,400	12,470
*	BellRing Brands Inc. Class A	371,394	9,961
	Vector Group Ltd.	679,282	9,007
	Medifast Inc.	37,605	7,381
*	Pilgrim's Pride Corp.	214,595	6,043
	John B Sanfilippo & Son Inc.	67,616	5,714
*	USANA Health Sciences Inc.	49,637	4,818
	National Beverage Corp.	64,370	3,630
	Turning Point Brands Inc.	50,998	1,947
	Albertsons Cos. Inc. Class A	48,316	1,495
*	United Natural Foods Inc.	31,380	1,362
			611,870
Energy (1.4%)
*	Whiting Petroleum Corp.	1,185,021	77,180
	Magnolia Oil & Gas Corp. Class A	3,619,565	75,577

Explorer Fund
		Shares	Market Value• ($000)
*	ChampionX Corp.	1,448,898	38,005
	Viper Energy Partners LP	1,652,764	36,444
	Pioneer Natural Resources Co.	103,134	19,284
	Ovintiv Inc. (XNYS)	503,335	18,885
	Coterra Energy Inc.	755,303	16,103
*	Southwestern Energy Co.	2,583,787	12,609
	Diamondback Energy Inc.	90,451	9,696
*	Delek US Holdings Inc.	445,157	8,658
*	Callon Petroleum Co.	150,868	7,804
*	Laredo Petroleum Inc.	99,992	7,539
	Texas Pacific Land Corp.	5,728	7,296
*	Denbury Inc.	74,711	6,325
*	Kosmos Energy Ltd.	1,315,322	4,735
	Matador Resources Co.	17,141	717
			346,857
Financials (8.6%)
*	SVB Financial Group	232,265	166,627
	LPL Financial Holdings Inc.	950,851	155,959
	Synovus Financial Corp.	2,582,150	120,302
	Assured Guaranty Ltd.	1,979,361	110,013
	Western Alliance Bancorp	889,042	103,209
	MGIC Investment Corp.	6,337,340	102,411
	Tradeweb Markets Inc. Class A	1,122,453	100,011
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	1,653,077	99,846
	Voya Financial Inc.	1,419,245	99,021
	Webster Financial Corp.	1,686,269	94,364
	American Financial Group Inc.	685,638	93,274
	Prosperity Bancshares Inc.	1,189,799	89,604
	Sterling Bancorp	3,449,086	87,779
	Assurant Inc.	525,119	84,707
*	Green Dot Corp. Class A	1,515,413	64,193
	Houlihan Lokey Inc. Class A	510,467	57,213
*	Silvergate Capital Corp. Class A	299,152	46,853
	PROG Holdings Inc.	1,098,813	44,447
*	PRA Group Inc.	956,062	40,996
*	Palomar Holdings Inc.	401,579	36,724
	MarketAxess Holdings Inc.	83,870	34,275
	WisdomTree Investments Inc.	4,896,168	31,286
	Piper Sandler Cos.	168,193	27,700
*	Ryan Specialty Group Holdings Inc. Class A	606,654	22,925
	Primerica Inc.	134,402	22,612
	Bank OZK	454,598	20,307
*	Upstart Holdings Inc.	62,933	20,267
	SLM Corp.	1,078,192	19,785
*	Credit Acceptance Corp.	29,904	17,889
	Virtus Investment Partners Inc.	42,398	13,567
	Moelis & Co. Class A	171,565	12,480
	Walker & Dunlop Inc.	87,519	11,384
*	Enova International Inc.	304,985	9,894
	Kinsale Capital Group Inc.	44,749	8,375
	Brightsphere Investment Group Inc.	270,769	8,118
	Cowen Inc. Class A	210,668	7,948
		Shares	Market Value• ($000)
*	Texas Capital Bancshares Inc.	123,129	7,462
	Brown & Brown Inc.	112,810	7,119
	Meta Financial Group Inc.	59,362	3,291
	Universal Insurance Holdings Inc.	206,778	3,054
	Everest Re Group Ltd.	7,600	1,987
	PJT Partners Inc. Class A	19,739	1,614
	StepStone Group Inc. Class A	32,121	1,509
	Pacific Premier Bancorp Inc.	19,243	808
	FactSet Research Systems Inc.	1,742	773
			2,113,982
Health Care (20.9%)
*	ICON plc	1,043,673	299,294
*	Omnicell Inc.	1,076,825	191,836
*	Charles River Laboratories International Inc.	361,762	162,315
*	Molina Healthcare Inc.	471,328	139,381
*	Acadia Healthcare Co. Inc.	2,081,623	129,061
*	Insulet Corp.	402,427	124,760
	STERIS plc	524,480	122,592
	Bio-Techne Corp.	223,501	117,036
*	Hologic Inc.	1,559,606	114,335
*	Repligen Corp.	355,878	103,383
*	Catalent Inc.	746,969	102,977
*	ABIOMED Inc.	293,141	97,335
*	Penumbra Inc.	349,479	96,648
*	Avantor Inc.	2,228,907	90,003
*	Veracyte Inc.	1,877,537	89,896
*	Haemonetics Corp.	1,265,338	86,941
*	Globus Medical Inc. Class A	1,107,902	85,497
*	LHC Group Inc.	625,168	84,141
*	Merit Medical Systems Inc.	1,210,764	81,436
*	Horizon Therapeutics plc	669,904	80,328
*	Amedisys Inc.	467,088	79,097
	Hill-Rom Holdings Inc.	500,720	77,561
*	Syneos Health Inc.	758,784	70,825
*	Kodiak Sciences Inc.	574,758	67,298
*	Integra LifeSciences Holdings Corp.	965,457	64,164
*	Ultragenyx Pharmaceutical Inc.	751,380	63,056
*	IDEXX Laboratories Inc.	93,215	62,094
*	Tandem Diabetes Care Inc.	444,783	60,637
*	HealthEquity Inc.	915,599	60,594
*	DexCom Inc.	94,898	59,141
*	Maravai LifeSciences Holdings Inc. Class A	1,369,473	57,915
*	Allakos Inc.	502,922	50,584
*	Mettler-Toledo International Inc.	32,775	48,536
*	Exelixis Inc.	2,247,664	48,347
	ResMed Inc.	171,664	45,132
*	Mirati Therapeutics Inc.	238,314	45,046
*	Myriad Genetics Inc.	1,428,723	43,962
*	Glaukos Corp.	934,488	42,715
*	Quidel Corp.	320,003	42,487
*	Inovalon Holdings Inc. Class A	1,001,904	40,868
*	AMN Healthcare Services Inc.	399,182	39,399

Explorer Fund
		Shares	Market Value• ($000)
*	Ascendis Pharma A/S ADR	239,806	36,357
*	Neogen Corp.	841,693	35,612
*	Henry Schein Inc.	466,404	35,610
*	Cano Health Inc.	3,168,481	34,822
*	Stevanato Group SPA	1,316,623	33,798
	Bruker Corp.	394,652	31,691
*	Neurocrine Biosciences Inc.	293,414	30,929
*	ALX Oncology Holdings Inc.	548,551	30,741
*	Arena Pharmaceuticals Inc.	526,953	30,242
*	Ligand Pharmaceuticals Inc.	203,738	29,733
*	Y-mAbs Therapeutics Inc.	1,209,598	29,708
*	10X Genomics Inc. Class A	183,145	29,536
*	Pacira BioSciences Inc.	557,637	29,153
*	Apellis Pharmaceuticals Inc.	920,333	28,291
*	Sotera Health Co.	1,113,322	27,499
*,1	Doximity Inc. Class A	388,760	27,011
*	Nevro Corp.	234,307	26,650
*	Turning Point Therapeutics Inc.	623,157	25,911
*	Align Technology Inc.	41,048	25,629
*	Halozyme Therapeutics Inc.	666,081	25,358
*	MEDNAX Inc.	921,608	25,095
	Chemed Corp.	50,545	24,375
*	Axogen Inc.	1,577,807	23,967
	Cerner Corp.	314,623	23,373
*	Adagio Therapeutics Inc.	785,259	22,961
*	CareDx Inc.	448,798	22,889
*	NuVasive Inc.	414,493	22,117
*	Medpace Holdings Inc.	96,883	21,949
*	Supernus Pharmaceuticals Inc.	727,620	21,719
*	C4 Therapeutics Inc.	484,333	21,514
*	Agios Pharmaceuticals Inc.	448,128	21,062
*	Deciphera Pharmaceuticals Inc.	613,792	20,494
*	REVOLUTION Medicines Inc.	695,291	20,462
	PerkinElmer Inc.	113,546	20,085
*	Heron Therapeutics Inc.	1,782,068	19,621
*	STAAR Surgical Co.	163,636	19,384
*	Sage Therapeutics Inc.	478,803	19,324
*	Sarepta Therapeutics Inc.	232,940	18,433
*	Novavax Inc.	116,833	17,388
	Cooper Cos. Inc.	41,425	17,271
*	Exact Sciences Corp.	175,526	16,714
*	SpringWorks Therapeutics Inc.	243,960	16,360
*	Relay Therapeutics Inc.	486,731	16,184
	Select Medical Holdings Corp.	481,146	15,984
*	Illumina Inc.	38,391	15,935
*	Veeva Systems Inc. Class A	48,445	15,358
*	Viking Therapeutics Inc.	2,460,104	14,318
*	Enanta Pharmaceuticals Inc.	163,291	14,019
*	iRhythm Technologies Inc.	194,678	13,655
*	Natera Inc.	112,600	12,901
*	Travere Thrapeutics Inc.	395,087	11,382
		Shares	Market Value• ($000)
*	Arvinas Inc.	130,495	11,298
*	Alkermes plc	366,419	11,099
*	Inspire Medical Systems Inc.	40,519	10,923
*	Ionis Pharmaceuticals Inc.	340,374	10,848
*	Tenet Healthcare Corp.	148,573	10,647
*	Intellia Therapeutics Inc.	78,484	10,437
*	ModivCare Inc.	61,332	9,983
*	Agenus Inc.	2,523,285	9,689
	Encompass Health Corp.	147,233	9,358
*	Blueprint Medicines Corp.	75,557	8,499
*	MacroGenics Inc.	431,583	8,429
*	Ortho Clinical Diagnostics Holdings plc Class H	418,147	8,267
*	Atara Biotherapeutics Inc.	519,272	8,038
*	Tivity Health Inc.	289,116	7,234
*	ImmunoGen Inc.	1,190,122	7,176
	Ensign Group Inc.	87,656	6,838
*	Community Health Systems Inc.	510,579	6,689
*	Joint Corp.	72,839	6,372
*	CytomX Therapeutics Inc.	1,067,482	6,330
*	Shockwave Medical Inc.	29,223	6,245
*	Option Care Health Inc.	213,416	5,833
*	Precision BioSciences Inc.	611,650	5,805
*	ACADIA Pharmaceuticals Inc.	320,256	5,749
*	Akebia Therapeutics Inc.	1,981,661	5,687
*	Fortress Biotech Inc.	1,732,308	5,647
*	Vanda Pharmaceuticals Inc.	324,929	5,563
*	Biohaven Pharmaceutical Holding Co. Ltd.	38,214	5,439
*	Apria Inc.	142,381	5,329
*,1	Figs Inc. Class A	155,323	5,220
*	Meridian Bioscience Inc.	273,724	5,149
*,1	Talis Biomedical Corp.	946,340	5,063
*,1	Clovis Oncology Inc.	1,133,242	4,907
*	PTC Therapeutics Inc.	117,544	4,458
*	Twist Bioscience Corp.	36,313	4,314
*	Inari Medical Inc.	45,330	4,103
*	Bluebird Bio Inc.	173,134	4,053
*	Affimed NV	592,606	4,030
	US Physical Therapy Inc.	36,819	3,971
*	Puma Biotechnology Inc.	777,390	3,965
*,1	Ocugen Inc.	333,006	3,943
*	AtriCure Inc.	49,809	3,739
*	FibroGen Inc.	329,220	3,661
*	Pacific Biosciences of California Inc.	125,467	3,322
*	Ovid therapeutics Inc.	940,320	3,197
*,1	Intercept Pharmaceuticals Inc.	189,212	3,190
*	Radius Health Inc.	143,225	3,094
*	Emergent BioSolutions Inc.	64,032	3,052
*	Sutro Biopharma Inc.	150,023	3,024
*	Codexis Inc.	84,450	2,936
*	RadNet Inc.	89,046	2,768
*	Pennant Group Inc.	101,356	2,592
*	Quanterix Corp.	50,537	2,558
*	Seres Therapeutics Inc.	419,871	2,553
*	Personalis Inc.	126,241	2,477
*	Infinity Pharmaceuticals Inc.	972,852	2,471
*	Denali Therapeutics Inc.	49,329	2,385
*,1	Esperion Therapeutics Inc.	265,969	2,378

Explorer Fund
		Shares	Market Value• ($000)
*	Sangamo Therapeutics Inc.	287,893	2,338
*	Anavex Life Sciences Corp.	124,590	2,335
*	ICU Medical Inc.	9,472	2,218
*	Molecular Templates Inc.	424,818	2,218
*	Vir Biotechnology Inc.	56,981	2,150
*,1	Cassava Sciences Inc.	49,215	2,123
*	Fate Therapeutics Inc.	38,443	2,068
*	Inogen Inc.	51,839	2,055
	Owens & Minor Inc.	56,793	2,038
*	Lexicon Pharmaceuticals Inc.	382,691	2,024
*	Protagonist Therapeutics Inc.	62,425	1,945
*	Mustang Bio Inc.	864,161	1,936
*	Selecta Biosciences Inc.	528,838	1,899
*	REGENXBIO Inc.	52,874	1,874
*,1	Atossa Therapeutics Inc.	698,520	1,795
*	Amneal Pharmaceuticals Inc.	325,809	1,789
*	Sesen Bio Inc.	1,461,872	1,769
*	Minerva Neurosciences Inc.	1,241,858	1,739
*	Prothena Corp. plc	30,703	1,699
*	ZIOPHARM Oncology Inc.	1,105,848	1,659
*	Silk Road Medical Inc.	28,212	1,656
*	Voyager Therapeutics Inc.	457,063	1,655
*	Surgery Partners Inc.	38,739	1,594
*	Allscripts Healthcare Solutions Inc.	115,239	1,588
*	Vocera Communications Inc.	27,954	1,582
*	Organogenesis Holdings Inc. Class A	143,772	1,579
*	NanoString Technologies Inc.	32,290	1,560
*	Athenex Inc.	602,458	1,530
*	Endo International plc	337,491	1,434
*	NextCure Inc.	171,519	1,410
	West Pharmaceutical Services Inc.	3,141	1,350
*	Editas Medicine Inc. Class A	36,482	1,340
*	PAVmed Inc.	241,990	1,314
*	Theravance Biopharma Inc.	167,969	1,305
*	Sana Biotechnology Inc.	60,449	1,254
*	Cutera Inc.	29,037	1,249
*	Xencor Inc.	30,194	1,194
*	Co-Diagnostics Inc.	143,082	1,175
*,1	vTv Therapeutics Inc. Class A	820,390	1,173
*	Castle Biosciences Inc.	18,657	1,163
*	Rapt Therapeutics Inc.	33,154	1,047
*	Precigen Inc.	216,409	1,045
*	Alector Inc.	47,973	1,043
*,1	Retractable Technologies Inc.	107,784	1,020
*	Kiniksa Pharmaceuticals Ltd. Class A	97,334	1,011
*	VBI Vaccines Inc.	344,562	999
*	Syros Pharmaceuticals Inc.	236,590	977
*	Spero Therapeutics Inc.	54,307	954
*	Arrowhead Pharmaceuticals Inc.	14,785	944
*	Vaxart Inc.	139,045	933
		Shares	Market Value• ($000)
*	Cue Biopharma Inc.	74,522	910
*	MannKind Corp.	180,550	850
*	Amphastar Pharmaceuticals Inc.	45,367	847
*	Omeros Corp.	132,583	831
*	Corcept Therapeutics Inc.	44,841	807
*	1Life Healthcare Inc.	37,256	807
*	Cross Country Healthcare Inc.	38,107	790
*	Aldeyra Therapeutics Inc.	86,259	785
*	Fulgent Genetics Inc.	9,376	777
*	Tactile Systems Technology Inc.	22,060	761
*	Mersana Therapeutics Inc.	84,339	722
			5,167,887
Industrials (18.9%)
*	Trex Co. Inc.	1,646,231	175,159
*	TriNet Group Inc.	1,698,738	171,997
*	Clean Harbors Inc.	1,497,861	168,569
*	Middleby Corp.	892,771	162,877
*	Builders FirstSource Inc.	2,138,210	124,594
*	RBC Bearings Inc.	503,672	117,824
	Matson Inc.	1,300,899	108,339
*	AerCap Holdings NV	1,767,122	104,331
	Fortune Brands Home & Security Inc.	1,000,482	101,449
*	Kirby Corp.	1,926,143	100,949
*	Mercury Systems Inc.	1,902,818	98,071
*	Sensata Technologies Holding plc	1,741,483	95,956
	SPX FLOW Inc.	1,271,584	95,000
	GATX Corp.	959,213	90,981
	Kennametal Inc.	2,283,998	90,789
	John Bean Technologies Corp.	602,162	88,969
	Ritchie Bros Auctioneers Inc.	1,294,796	88,499
*	Fluor Corp.	4,516,658	87,804
	Acuity Brands Inc.	421,321	86,552
*	Kornit Digital Ltd.	491,741	82,258
	Spirit AeroSystems Holdings Inc. Class A	1,970,553	81,364
*	United Rentals Inc.	207,830	78,790
*	Masonite International Corp.	634,940	76,199
	Zurn Water Solutions Corp.	2,052,584	74,468
*	Generac Holdings Inc.	144,302	71,943
	EnerSys	890,982	71,314
	Regal Rexnord Corp.	457,646	69,713
*	Gibraltar Industries Inc.	1,063,520	69,299
	IDEX Corp.	308,180	68,592
	TransUnion	592,363	68,294
	Science Applications International Corp.	759,235	68,164
*	SiteOne Landscape Supply Inc.	285,354	67,047
[2]	Enerpac Tool Group Corp. Class A	3,138,204	65,557
	BWX Technologies Inc.	1,153,425	65,445
	CH Robinson Worldwide Inc.	658,831	63,900
*	Chart Industries Inc.	356,588	63,302
	Tennant Co.	654,223	51,985
	Rush Enterprises Inc. Class A	985,531	51,326
*	API Group Corp.	2,315,455	50,431

Explorer Fund
		Shares	Market Value• ($000)
	Verisk Analytics Inc. Class A	231,694	48,718
*	Axon Enterprise Inc.	265,860	47,844
	Vertiv Holdings Co. Class A	1,784,079	45,815
*	XPO Logistics Inc.	512,442	43,968
	Forward Air Corp.	430,722	43,313
*	GXO Logistics Inc.	485,045	43,072
*	Shoals Technologies Group Inc. Class A	1,341,023	41,558
	ABM Industries Inc.	895,699	39,420
*	Cimpress plc	398,534	35,597
	HEICO Corp. Class A	275,721	34,653
	Robert Half International Inc.	300,294	33,954
*	Ameresco Inc. Class A	360,609	29,617
	UFP Industries Inc.	352,870	28,875
*	Atkore Inc.	299,355	28,298
	Booz Allen Hamilton Holding Corp. Class A	323,563	28,105
	Rockwell Automation Inc.	87,469	27,938
*	ACV Auctions Inc. Class A	1,434,145	27,923
*	IAA Inc.	383,856	22,897
	EMCOR Group Inc.	187,448	22,773
	JB Hunt Transport Services Inc.	114,725	22,623
*	CoStar Group Inc.	250,893	21,589
	Boise Cascade Co.	378,230	21,415
*	AZEK Co. Inc. Class A	579,264	21,253
	Allison Transmission Holdings Inc.	604,542	20,168
	Terex Corp.	447,069	20,029
*	GMS Inc.	401,251	19,874
*	Kratos Defense & Security Solutions Inc.	900,850	19,269
	AGCO Corp.	157,238	19,216
	Tetra Tech Inc.	104,908	18,428
	Woodward Inc.	144,121	16,278
	Landstar System Inc.	85,379	15,011
	Applied Industrial Technologies Inc.	151,903	14,808
*	Sterling Check Corp.	684,340	14,679
	Allegion plc	110,219	14,141
	Heartland Express Inc.	705,913	11,528
	Lincoln Electric Holdings Inc.	79,116	11,266
*	Saia Inc.	34,011	10,633
	Exponent Inc.	89,232	10,244
	Franklin Electric Co. Inc.	118,567	10,242
	GrafTech International Ltd.	904,089	9,674
*	Plug Power Inc.	249,410	9,545
*	Upwork Inc.	197,226	9,293
*	Avis Budget Group Inc.	50,177	8,696
	Simpson Manufacturing Co. Inc.	81,375	8,633
*	Textainer Group Holdings Ltd.	212,950	8,367
*	Cornerstone Building Brands Inc.	449,698	6,435
	Nordson Corp.	25,243	6,417
*	TrueBlue Inc.	216,816	6,038
*	Atlas Air Worldwide Holdings Inc.	72,218	5,858
	Pitney Bowes Inc.	802,463	5,569
	Hillenbrand Inc.	117,790	5,355
	Primoris Services Corp.	198,177	5,341
	Graco Inc.	68,931	5,182
*	SPX Corp.	88,933	5,166
		Shares	Market Value• ($000)
*	ASGN Inc.	37,249	4,457
	Mueller Industries Inc.	76,025	4,002
*	Meritor Inc.	135,630	3,301
	Toro Co.	32,667	3,119
*	MYR Group Inc.	26,235	2,680
	REV Group Inc.	168,117	2,540
	Donaldson Co. Inc.	41,457	2,488
	Kforce Inc.	34,779	2,252
	Brady Corp. Class A	41,583	2,166
	Huntington Ingalls Industries Inc.	10,058	2,039
*	American Woodmark Corp.	20,555	1,413
*	BlueLinx Holdings Inc.	20,513	977
	Werner Enterprises Inc.	19,260	873
*	Huron Consulting Group Inc.	15,382	772
	Argan Inc.	15,021	620
			4,664,400
Information Technology (22.1%)
*,2	Momentive Global Inc.	9,194,299	210,733
*	Five9 Inc.	1,286,197	203,232
*	New Relic Inc.	2,184,644	177,306
	Monolithic Power Systems Inc.	280,533	147,409
	Power Integrations Inc.	1,329,105	137,177
*	ON Semiconductor Corp.	2,799,906	134,592
*	First Solar Inc.	1,118,913	133,811
*	Varonis Systems Inc. Class B	2,050,895	132,775
*	HubSpot Inc.	137,069	111,057
*	Ziff Davis Inc.	856,774	109,898
	Concentrix Corp.	578,923	102,863
*	Manhattan Associates Inc.	554,805	100,719
*	Cadence Design Systems Inc.	557,122	96,443
*	Tower Semiconductor Ltd.	3,017,577	96,170
*	Ciena Corp.	1,663,239	90,297
*	Silicon Laboratories Inc.	440,945	83,233
*	Viavi Solutions Inc.	5,295,361	81,549
*	Guidewire Software Inc.	640,696	80,555
*	Fortinet Inc.	232,048	78,047
	Entegris Inc.	554,151	78,013
	Maximus Inc.	898,393	75,977
*	GoDaddy Inc. Class A	1,039,828	71,925
*	Smartsheet Inc. Class A	1,031,800	71,205
*	Enphase Energy Inc.	287,703	66,641
*	Everbridge Inc.	415,373	66,173
	Belden Inc.	1,075,651	64,765
*	Trimble Inc.	731,697	63,928
*	Wix.com Ltd.	343,313	63,843
*	Dynatrace Inc.	833,056	62,479
*	Arrow Electronics Inc.	538,296	62,308
*	GLOBALFOUNDRIES Inc.	1,253,965	61,118
*	Semtech Corp.	700,833	59,592
*	Mandiant Inc.	3,208,620	55,958
*	Avalara Inc.	299,210	53,750
*	Euronet Worldwide Inc.	454,489	50,989
*	Mimecast Ltd.	662,875	50,007
*	Sprout Social Inc. Class A	379,938	48,511
*	8x8 Inc.	2,139,262	48,476
*	Teledyne Technologies Inc.	107,510	48,296
*	Envestnet Inc.	564,755	47,157
*	PTC Inc.	351,536	44,768
*	Tyler Technologies Inc.	81,643	44,350

Explorer Fund
		Shares	Market Value• ($000)
*	Nuance Communications Inc.	776,573	42,750
	Jack Henry & Associates Inc.	253,344	42,177
*	Palo Alto Networks Inc.	81,654	41,569
*	Tenable Holdings Inc.	768,154	40,904
*	Paycor HCM Inc.	1,253,757	40,672
*	CyberArk Software Ltd.	224,703	40,471
*	Informatica Inc. Class A	1,362,534	40,413
	Brooks Automation Inc.	329,135	38,328
*	MongoDB Inc. Class A	73,414	38,270
	Microchip Technology Inc.	515,012	38,157
*	IPG Photonics Corp.	232,761	37,011
*	Rapid7 Inc.	284,700	36,655
	Cognex Corp.	393,517	34,468
*	Fair Isaac Corp.	82,404	32,813
*,1	N-Able Inc.	2,305,242	30,660
*	Dropbox Inc. Class A	971,499	29,621
*	Elastic NV	170,241	29,539
*	A10 Networks Inc.	1,540,105	28,785
*	WEX Inc.	191,392	28,651
	Jabil Inc.	467,929	28,057
*	RingCentral Inc. Class A	113,841	27,752
	National Instruments Corp.	652,976	27,732
*	Teradata Corp.	486,838	27,536
*	Zendesk Inc.	270,216	27,508
*	Onto Innovation Inc.	346,299	27,430
	MKS Instruments Inc.	181,582	27,246
*	ANSYS Inc.	69,172	26,256
*,1	Procore Technologies Inc.	281,000	25,697
*	Atlassian Corp. plc Class A	54,325	24,888
*	ChannelAdvisor Corp.	963,952	24,590
*	EPAM Systems Inc.	35,487	23,891
*	Nutanix Inc. Class A	688,378	23,618
*	Aspen Technology Inc.	148,164	23,216
	TTEC Holdings Inc.	231,974	21,896
*	Qualys Inc.	174,109	21,673
*	Q2 Holdings Inc.	266,843	20,937
*	Domo Inc. Class B	235,975	20,848
*	Workiva Inc. Class A	137,586	20,576
*	Unity Software Inc.	133,516	20,202
*	Coupa Software Inc.	86,418	19,677
*	DocuSign Inc. Class A	69,916	19,457
*	Black Knight Inc.	275,172	19,292
*	Alarm.com Holdings Inc.	218,670	18,425
*	Consensus Cloud Solutions Inc.	285,591	18,087
*	CommScope Holding Co. Inc.	1,607,387	17,215
	SolarWinds Corp.	1,056,943	17,017
*	Repay Holdings Corp. Class A	800,562	16,820
*	Sumo Logic Inc.	955,172	16,496
*	Ultra Clean Holdings Inc.	331,446	16,430
*	Pure Storage Inc. Class A	571,614	15,354
*	PROS Holdings Inc.	509,666	15,290
*	Box Inc. Class A	590,933	15,264
*	Freshworks Inc. Class A	297,800	14,964
*	SentinelOne Inc. Class A	200,000	13,280
*	Digital Turbine Inc.	151,448	13,034
*	Bill.Com Holdings Inc.	43,474	12,795
*	Axcelis Technologies Inc.	221,954	12,192
	CDW Corp.	63,762	11,901
*	SMART Global Holdings Inc.	221,794	11,857
		Shares	Market Value• ($000)
*	Avaya Holdings Corp.	593,540	11,052
*	Paylocity Holding Corp.	35,666	10,883
*	Lattice Semiconductor Corp.	152,156	10,566
*	Ichor Holdings Ltd.	220,818	9,654
*	Diodes Inc.	95,389	9,166
*	Zuora Inc. Class A	411,505	8,996
*	Extreme Networks Inc.	881,306	8,663
*	Calix Inc.	137,476	8,605
*	Anaplan Inc.	128,054	8,350
*	Vonage Holdings Corp.	514,293	8,290
	CSG Systems International Inc.	158,429	7,929
*	CommVault Systems Inc.	122,747	7,549
*	Unisys Corp.	289,663	7,407
	Amkor Technology Inc.	336,946	7,386
*	MACOM Technology Solutions Holdings Inc. Class H	100,248	6,999
*	NeoPhotonics Corp.	677,376	6,855
	Kulicke & Soffa Industries Inc.	117,991	6,726
*	Plantronics Inc.	247,995	6,636
*	MaxLinear Inc.	97,795	6,161
*	Agilysys Inc.	127,866	6,102
*	Ambarella Inc.	32,816	6,098
*	Avid Technology Inc.	203,741	5,835
	McAfee Corp.Class A	261,409	5,586
*	Allegro MicroSystems Inc.	161,584	5,390
*	Brightcove Inc.	524,919	5,207
	EVERTEC Inc.	104,732	4,735
*	Sitime Corp.	17,186	4,552
*	eGain Corp.	440,680	4,548
*	Diebold Nixdorf Inc.	476,775	4,291
	Hackett Group Inc.	198,772	4,202
	Advanced Energy Industries Inc.	45,509	4,179
*	Cohu Inc.	128,232	4,109
*	ePlus Inc.	36,557	4,042
	Pegasystems Inc.	33,682	3,999
	Progress Software Corp.	61,785	3,176
*	FormFactor Inc.	73,194	2,912
*	Cambium Networks Corp.	103,127	2,910
*	Veritone Inc.	94,947	2,840
*,1	Riot Blockchain Inc.	96,185	2,618
*,1	Eastman Kodak Co.	382,179	2,595
*	LiveRamp Holdings Inc.	44,254	2,368
*	Super Micro Computer Inc.	65,149	2,306
*	ON24 Inc.	117,797	2,254
	Genpact Ltd.	45,152	2,228
*	Yext Inc.	165,798	2,087
*	Globant SA	6,503	2,076
*	International Money Express Inc.	118,414	1,982
*	Zix Corp.	220,604	1,869
*	Duck Creek Technologies Inc.	54,756	1,725
*	3D Systems Corp.	54,900	1,546
*	MicroStrategy Inc. Class A	2,155	1,541
*	LivePerson Inc.	26,532	1,367
*	Insight Enterprises Inc.	14,117	1,337
*	Telos Corp.	51,444	1,333
*	BigCommerce Holdings Inc. Series 1	24,538	1,134
*	Fabrinet	10,699	1,027

Explorer Fund
		Shares	Market Value• ($000)
*	DigitalOcean Holdings Inc.	10,459	1,021
*	Grid Dynamics Holdings Inc.	34,623	995
*	Asana Inc. Class A	6,938	942
*	Turtle Beach Corp.	30,150	867
*	Arlo Technologies Inc.	114,201	788
*	Mitek Systems Inc.	37,186	700
	ADTRAN Inc.	30,789	569
			5,448,266
Materials (2.0%)
	Methanex Corp.	2,284,243	102,289
	Smurfit Kappa Group plc	1,917,978	100,584
	Louisiana-Pacific Corp.	1,649,384	97,198
*	Summit Materials Inc. Class A	1,830,961	65,274
	Graphic Packaging Holding Co.	1,370,758	27,319
	Balchem Corp.	145,522	22,278
	Westlake Chemical Corp.	213,486	20,781
	Steel Dynamics Inc.	293,385	19,387
	Avery Dennison Corp.	55,235	12,026
	Trinseo plc	193,974	10,874
	Olin Corp.	133,316	7,596
	Sensient Technologies Corp.	49,030	4,687
*	O-I Glass Inc.	316,625	4,132
*	Ingevity Corp.	49,933	3,890
	Schnitzer Steel Industries Inc. Class A	61,147	3,290
*	Orion Engineered Carbons SA	141,341	2,657
	Innospec Inc.	8,642	783
			505,045
Other (1.3%)
[3]	Vanguard Small-Cap ETF	1,373,109	315,115
Real Estate (2.9%)
	PS Business Parks Inc.	692,306	123,023
	Essential Properties Realty Trust Inc.	2,999,109	89,344
	VICI Properties Inc.	2,825,326	82,923
	Life Storage Inc.	574,578	76,884
	Douglas Emmett Inc.	2,135,110	69,775
	Pebblebrook Hotel Trust	2,114,744	47,497
*	Xenia Hotels & Resorts Inc.	2,529,999	45,034
	SBA Communications Corp. Class A	113,161	39,078
	CoreSite Realty Corp.	265,651	37,845
	Iron Mountain Inc.	463,141	21,138
	Americold Realty Trust	484,600	14,281
	Lamar Advertising Co. Class A	125,224	14,175
	National Storage Affiliates Trust	186,601	11,655
*	Redfin Corp.	195,608	10,043
	eXp World Holdings Inc.	115,703	5,970
*	Ryman Hospitality Properties Inc.	60,552	5,180
	GEO Group Inc.	549,674	4,496
	JBG SMITH Properties	142,633	4,116
	Alexander's Inc.	9,841	2,744
	American Finance Trust Inc.	326,857	2,706
	RMR Group Inc. Class A	75,418	2,624
		Shares	Market Value• ($000)
	Tanger Factory Outlet Centers Inc.	133,774	2,247
	Outfront Media Inc.	85,345	2,124
	Innovative Industrial Properties Inc.	3,636	957
			715,859
Utilities (0.5%)
	Atlantica Sustainable Infrastructure plc	2,379,746	93,643
	NRG Energy Inc.	322,044	12,846
[1]	Brookfield Infrastructure Corp. Class A	54,357	3,296
	Brookfield Renewable Corp. Class A	21,140	876
	American States Water Co.	8,440	767
			111,428
Total Common Stocks (Cost $15,738,197)			23,931,436
Preferred Stock (0.0%)
*,1	Meta Material Inc. 0.000%, 12/28/21 (Cost $267)	181,756	233
Temporary Cash Investments (3.3%)
Money Market Fund (2.5%)
[4,5]	Vanguard Market Liquidity Fund, 0.070%	6,274,692	627,469

Explorer Fund
	Face Amount ($000)	Market Value• ($000)
Repurchase Agreement (0.8%)
Deutsche Bank Securities Inc. 0.050%, 11/1/21 (Dated 10/29/21, Repurchase Value $190,801,000, collateralized by U.S. Treasury Note/Bond 1.625%–2.000%, 2/15/23–8/15/25, with a value of $194,616,000)	190,800	190,800
Total Temporary Cash Investments (Cost $818,173)		818,269
Total Investments (100.3%) (Cost $16,556,637)		24,749,938
Other Assets and Liabilities—Net (-0.3%)		(82,075)
Net Assets (100%)		24,667,863
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $76,359,000.
2	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Collateral of $79,231,000 was received for securities on loan.
ADR—American Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	December 2021	3,058	350,951	9,272

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund
Statement of Assets and Liabilities
As of October 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $15,384,308)	23,440,493
Affiliated Issuers (Cost $1,172,329)	1,309,445
Total Investments in Securities	24,749,938
Investment in Vanguard	797
Cash Collateral Pledged—Futures Contracts	19,588
Receivables for Investment Securities Sold	93,834
Receivables for Accrued Income	1,601
Receivables for Capital Shares Issued	9,888
Variation Margin Receivable—Futures Contracts	29
Total Assets	24,875,675
Liabilities
Due to Custodian	6,801
Payables for Investment Securities Purchased	103,763
Collateral for Securities on Loan	79,231
Payables to Investment Advisor	8,735
Payables for Capital Shares Redeemed	7,588
Payables to Vanguard	1,694
Total Liabilities	207,812
Net Assets	24,667,863
At October 31, 2021, net assets consisted of:

Paid-in Capital	13,154,594
Total Distributable Earnings (Loss)	11,513,269
Net Assets	24,667,863

Investor Shares—Net Assets
Applicable to 26,895,565 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,073,750
Net Asset Value Per Share—Investor Shares	$151.47

Admiral Shares—Net Assets
Applicable to 146,037,033 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	20,594,113
Net Asset Value Per Share—Admiral Shares	$141.02

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund
Statement of Operations

Year Ended October 31, 2021
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	116,446
Dividends—Affiliated Issuers	2,603
Interest—Unaffiliated Issuers	188
Interest—Affiliated Issuers	434
Securities Lending—Net	3,137
Total Income	122,808
Expenses
Investment Advisory Fees—Note B
Basic Fee	37,530
Performance Adjustment	(2,317)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	9,902
Management and Administrative—Admiral Shares	24,249
Marketing and Distribution—Investor Shares	206
Marketing and Distribution—Admiral Shares	554
Custodian Fees	140
Auditing Fees	45
Shareholders’ Reports—Investor Shares	54
Shareholders’ Reports—Admiral Shares	141
Trustees’ Fees and Expenses	16
Total Expenses	70,520
Net Investment Income	52,288
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	3,260,679
Investment Securities Sold—Affiliated Issuers	104,429
Futures Contracts	151,193
Foreign Currencies	50
Realized Net Gain (Loss)	3,516,351
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	4,056,065
Investment Securities—Affiliated Issuers	220,212
Futures Contracts	14,816
Foreign Currencies	(1)
Change in Unrealized Appreciation (Depreciation)	4,291,092
Net Increase (Decrease) in Net Assets Resulting from Operations	7,859,731
1	Dividends are net of foreign withholding taxes of $290,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	52,288	58,101
Realized Net Gain (Loss)	3,516,351	1,371,327
Change in Unrealized Appreciation (Depreciation)	4,291,092	675,466
Net Increase (Decrease) in Net Assets Resulting from Operations	7,859,731	2,104,894
Distributions
Investor Shares	(250,706)	(178,026)
Admiral Shares	(1,099,471)	(652,715)
Total Distributions	(1,350,177)	(830,741)
Capital Share Transactions
Investor Shares	(480,536)	(483,899)
Admiral Shares	2,034,131	(274,035)
Net Increase (Decrease) from Capital Share Transactions	1,553,595	(757,934)
Total Increase (Decrease)	8,063,149	516,219
Net Assets
Beginning of Period	16,604,714	16,088,495
End of Period	24,667,863	16,604,714

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$110.44	$101.66	$102.25	$102.10	$83.91
Investment Operations
Net Investment Income[1]	.206	.284	.333	.325	.421
Net Realized and Unrealized Gain (Loss) on Investments	49.372	13.688	8.234	11.192	21.657
Total from Investment Operations	49.578	13.972	8.567	11.517	22.078
Distributions
Dividends from Net Investment Income	(.158)	(.295)	(.286)	(.475)	(.318)
Distributions from Realized Capital Gains	(8.390)	(4.897)	(8.871)	(10.892)	(3.570)
Total Distributions	(8.548)	(5.192)	(9.157)	(11.367)	(3.888)
Net Asset Value, End of Period	$151.47	$110.44	$101.66	$102.25	$102.10
Total Return[2]	46.27%	14.08%	10.15%	12.12%	27.10%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,074	$3,325	$3,520	$3,420	$3,520
Ratio of Total Expenses to Average Net Assets[3]	0.40%	0.41%	0.45%	0.44%	0.43%
Ratio of Net Investment Income to Average Net Assets	0.15%	0.28%	0.33%	0.31%	0.45%
Portfolio Turnover Rate	45%	43%	41%	50%	76%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), 0.03%, 0.02%, and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$102.82	$94.64	$95.24	$94.99	$78.07
Investment Operations
Net Investment Income[1]	.321	.365	.409	.418	.495
Net Realized and Unrealized Gain (Loss) on Investments	45.967	12.752	7.648	10.405	20.145
Total from Investment Operations	46.288	13.117	8.057	10.823	20.640
Distributions
Dividends from Net Investment Income	(.275)	(.378)	(.393)	(.438)	(.403)
Distributions from Realized Capital Gains	(7.813)	(4.559)	(8.264)	(10.135)	(3.317)
Total Distributions	(8.088)	(4.937)	(8.657)	(10.573)	(3.720)
Net Asset Value, End of Period	$141.02	$102.82	$94.64	$95.24	$94.99
Total Return[2]	46.42%	14.21%	10.27%	12.24%	27.25%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$20,594	$13,279	$12,569	$11,616	$9,514
Ratio of Total Expenses to Average Net Assets[3]	0.29%	0.30%	0.34%	0.32%	0.31%
Ratio of Net Investment Income to Average Net Assets	0.25%	0.39%	0.44%	0.43%	0.57%
Portfolio Turnover Rate	45%	43%	41%	50%	76%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), 0.03%, 0.02%, and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund
Notes to Financial Statements
Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and

Explorer Fund
clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended October 31, 2021, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to

Explorer Fund
the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in

Explorer Fund
Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	The investment advisory firms Wellington Management Company llp, ClearBridge Investments, LLC, Stephens Investment Management Group, LLC, and ArrowMark Colorado Holdings, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Wellington Management Company llp and ClearBridge Investments, LLC, are subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index for the preceding three years. The basic fees of Stephens Investment Management Group, LLC, and ArrowMark Colorado Holdings, LLC, are subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index for the preceding five years.
Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $1,302,000 for the year ended October 31, 2021.
For the year ended October 31, 2021, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.16% of the fund’s average net assets, before a net decrease of $2,317,000 (0.01%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2021, the fund had contributed to Vanguard capital in the amount of $797,000, representing less than 0.01% of the fund’s net assets and 0.32% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Explorer Fund
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	23,830,852	100,584	—	23,931,436
Preferred Stock	233	—	—	233
Temporary Cash Investments	627,469	190,800	—	818,269
Total	24,458,554	291,384	—	24,749,938
Derivative Financial Instruments
Assets
Futures Contracts[1]	9,272	—	—	9,272
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, passive foreign investment companies, and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	212,761
Total Distributable Earnings (Loss)	(212,761)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	832,238
Undistributed Long-Term Gains	2,546,328
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	8,134,703

Explorer Fund
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	167,722	60,023
Long-Term Capital Gains	1,182,455	770,718
Total	1,350,177	830,741
*	Includes short-term capital gains, if any.
As of October 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	16,615,235
Gross Unrealized Appreciation	9,036,433
Gross Unrealized Depreciation	(901,730)
Net Unrealized Appreciation (Depreciation)	8,134,703
F.	During the year ended October 31, 2021, the fund purchased $9,961,600,000 of investment securities and sold $9,706,497,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended October 31, 2021, such purchases were $3,091,000 and sales were $11,238,000, resulting in net realized gain of $2,388,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital share transactions for each class of shares were:

	Year Ended October 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	493,604	3,566	459,953	5,209
Issued in Lieu of Cash Distributions	244,060	1,898	173,422	1,675
Redeemed	(1,218,200)	(8,679)	(1,117,274)	(11,398)
Net Increase (Decrease)—Investor Shares	(480,536)	(3,215)	(483,899)	(4,514)

Explorer Fund
	Year Ended October 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Admiral Shares
Issued	3,692,806	28,851	1,845,208	19,941
Issued in Lieu of Cash Distributions	1,024,110	8,560	603,114	6,261
Redeemed	(2,682,785)	(20,527)	(2,722,357)	(29,848)
Net Increase (Decrease)—Admiral Shares	2,034,131	16,884	(274,035)	(3,646)
H.	Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:
		Current Period Transactions
	Oct. 31, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Oct. 31, 2021 Market Value ($000)
BioTelemetry Inc.	87,075	1,786	149,536	50,245	10,430	—	—	—
Cardtronics plc Class A	56,987	—	126,000	21,643	47,370	—	—	—
Enerpac Tool Group Corp. Class A	NA1	4,612	653	225	8,686	126	—	65,557
Houghton Mifflin Harcourt Co.	18,789	—	11,039	2,692	80,129	—	—	90,571
Jaws Acquisition Corp. Class A	NA1	51,726	66,512	14,786	—	—	—	—
Momentive Global Inc.[2]	NA1	89,740	7,049	767	20,045	—	—	210,733
Vanguard Market Liquidity Fund	456,995	NA3	NA3	38	(38)	434	—	627,469
Vanguard Small-Cap ETF	196,329	207,999	156,836	14,033	53,590	2,477	—	315,115
Total	816,175			104,429	220,212	3,037	—	1,309,445
1	Not applicable—at October 31, 2020, the issuer was not an affiliated company of the fund.
2	In June 2021, SVMK Inc. changed its name to Momentive Global Inc.
3	Not applicable—purchases and sales are for temporary cash investment purposes.
I.	Management has determined that no events or transactions occurred subsequent to October 31, 2021, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Vanguard Explorer Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Explorer Fund (the "Fund") as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the transfer agent or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 17, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2021 tax information (unaudited) for Vanguard Explorer Fund
This information for the fiscal year ended October 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $1,351,164,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
The fund distributed $73,964,000 of qualified dividend income to shareholders during the fiscal year.
For corporate shareholders, 10.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 214 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin
America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation.

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board
(2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. Mclsaac

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
CFA® is a registered trademark owned by CFA Institute.
© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q240 122021

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)           Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended October 31, 2021: $45,000
Fiscal Year Ended October 31, 2020: $39,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2021: $11,244,694
Fiscal Year Ended October 31, 2020: $10,761,407

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)           Audit-Related Fees.

Fiscal Year Ended October 31, 2021: $2,955,181
Fiscal Year Ended October 31, 2020: $2,915,863

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)           Tax Fees.

Fiscal Year Ended October 31, 2021: $2,047,574
Fiscal Year Ended October 31, 2020: $247,168

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)           All Other Fees.

Fiscal Year Ended October 31, 2021: $280,000
Fiscal Year Ended October 31, 2020: $115,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)           (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)           Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2021: $2,327,574
Fiscal Year Ended October 31, 2020: $362,168

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)           For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(b)	Certifications field herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD EXPLORER FUND

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: December 20, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD EXPLORER FUND

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: December 20, 2021

VANGUARD EXPLORER FUND

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: December 20, 2021

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on November 29, 2021 (see File Number 33-64845), a Power of Attorney filed on October 12, 2021 (see File Number 33-23444), and a Power of Attorney filed on August 26, 2021 (see file Number 811-02652), Incorporated by Reference.